77Q1(a)

Amended and Restated Bylaws, dated December 18, 2012 (filed electronically as Exhibit (b) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on January 28, 2013, File No. 2-94608 and incorporated herein by reference).